UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A.S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

ICA  The Investment Company of America

It takes a team:
The diverse skills of
ICA’s people

[photo of the top of baseball bats leaning against a concrete wall]

Annual report for the year ended December 31, 2007

ICASM seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The Investment Company of America® is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article
It takes a team: The diverse skills of ICA’s people	8
The portfolio counselors	11
Summary investment portfolio	14
Financial statements	18
Board of directors, advisory board and other officers	30
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Please see page 5 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 3.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2008, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.01% (1.99% without the fee waiver).

Investments outside the United States may involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.

Fellow shareholders:

[photo of the top of baseball bats leaning against a concrete wall]

[Begin Sidebar]
2007 results at a glance

Year ended December 31, 2007
(with dividends and capital gain distributions reinvested)

	ICA	Standard &
	(Class A	Poor’s 500
	shares)	Composite Index*

Income return	1.98%	1.97%
Capital return	3.96%	3.52%
Total return	5.94%	5.49%

*The index is unmanaged and its results do not reflect sales charges, commissions or expenses.

Dividends and capital gain distribution paid in 2007

	Per share	Payment date

Income dividends	$0.16	March 5
	0.16	June 4
	0.17	Sept. 10
	0.17	Dec. 20
	0.66

Capital gain distribution	$1.858	Dec. 20

Expense ratios and portfolio turnover rates[1]

Year ended December 31, 2007

	Expense	Portfolio
	ratio	turnover rate

ICA	0.54%[2]	22%
Industry average[3]	1.05	60

ICA’s gross expense ratio was 0.56%.

[1] The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2] The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. The expense ratio shown reflects the waiver, without which it would have been higher. The waiver may be discontinued at any time, but it is expected to continue at the current level until further review, which will be conducted with the fund’s board as circumstances warrant. Please see the Financial Highlights table on pages 25 and 26 for details.

[3] Lipper Growth & Income Funds Average (with an initial sales charge).
[End Sidebar]

The Investment Company of America delivered a 5.9% total return for the fiscal year ended December 31, 2007. That compares with the 5.5% gain of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. ICA’s return assumes reinvestment of quarterly dividends totaling 66 cents a share and a capital gain distribution of $1.86 a share that was paid in December.

Over the long term, ICA, with its conservative approach to growth-and-income investing, has produced solid results. For the 10 years ended December 31, 2007 — a period of greatly varying market conditions — ICA produced an average annual total return of 8.3% versus 5.9% for the S&P 500. Over the fund’s lifetime, ICA gained an average annual total return of 12.8% versus 11.2% for the S&P 500.

Dividends remain an important component of ICA’s investment philosophy. We are pleased to note that, beginning with the March payment, ICA’s quarterly dividend was raised one cent per share to 16 cents, then to 17 cents per share starting in September.

A weakening economy

Talk of a possible economic recession, lower consumer confidence, high oil prices and a wounded housing market weighed heavily on U.S. financial markets during the second half of the year. The turmoil began in mid-July, with worries over leveraged buyouts and subprime mortgage loans at the epicenter. Global financial markets became increasingly illiquid and notably more risk-averse. The Federal Reserve initially responded in August by lowering its discount rate for direct loans to banks from 6.25% to 5.75%. In September, the Fed reduced its benchmark federal funds rate from 5.25% to 4.75% — the first reduction of that rate since June 2003 — and lowered the discount rate again, to 5.25%.

By this point, the crisis had hit not only credit markets but also markets for equities and currencies. The central bank again lowered rates in October, cutting both the discount rate and federal funds rate by a quarter-point. Market conditions continued to deteriorate. In November, the Fed injected $41 billion into the money supply for banks to borrow at the lower rates; this was its largest single cash expansion since September 2001. With the housing market correction intensifying, the financial markets straining, and softening in business and consumer spending, the Fed again lowered the federal funds rate (to 4.25%) and the discount rate (to 4.75%) in December.

How the fund responded

Despite the turbulence in the equity markets, more than half of the investments in The Investment Company of America gained during the year — and nine out of the 10 biggest holdings rose. Overall, oil-related stocks — one of the fund’s largest industry concentrations — helped the fund, particularly Chevron (the seventh-largest holding), which gained 26.9%. Marathon Oil, Hess and ConocoPhillips were also strong contributors. Tobacco company Altria was the fund’s largest holding at year-end; adjusted for the Kraft spin-off, it gained 17.3%. Software giant Microsoft, the second-largest holding, gained 19.2% for the year. Telecommunications company AT&T (the third-largest holding) rose 16.3% and business software maker Oracle (the fourth-largest holding) was up 31.7%. The U.S. machinery sector, which made up 2.1% of the fund, was notably strong. These holdings included engine manufacturer Cummins, which was up the most of any stock in the portfolio at 115.6%, and tractor maker Deere, up 95.9%.

Not all stocks held in ICA were strong during the year. Banks and financial companies, which together make up 8.6% of the fund, were hit hard by the subprime mortgage crisis and its fallout. Share prices fell for government-backed mortgage companies Fannie Mae (–32.7%) and Freddie Mac (–49.8%). Diversified financial companies Bank of America (–22.7%) and Citigroup (–47.2%) felt the full force of the credit crisis, as did consumer lender Capital One Financial (–38.5%). For the commercial banks, five of the six holdings in the fund fell, including HSBC Holdings (–8.4%) and Wachovia (–33.2%).

An international element

The Investment Company of America emphasizes investments in well-established blue-chip companies, representing a broad swath of the U.S. economy. However, the fund is able to invest up to 15% of its assets in companies based outside the United States. At the end of the fiscal year, the fund held 12.2% in such companies, up from 10.1% the prior year, including 9.3% in Europe and 2.0% in Asia. These markets in general fared better than the U.S. market during the year, and the fund’s selections abroad provided a boost to returns. This includes the fund’s ninth-largest holding, Nokia, a leading mobile phone maker based in Finland; its stock returned 88.5% for the year. French oil services company Schlumberger, the fund’s sixth-largest holding, and oil company Royal Dutch Shell, based in the Netherlands, the eighth-largest holding, also fared well — up 55.8% and 18.7%, respectively. Although most of ICA’s holdings are U.S.-based, many of these companies derived a large portion of their revenues from their sales and operations outside the United States during the year.

Looking ahead

We remain cautious on the U.S. economy in the year ahead. Amid escalating concerns about economic growth and the health of the financial system, the Fed lowered the federal funds rate twice in January: first by 75 basis points and then by another 50 eight days later, bringing the rate to 3%. With oil prices touching $100 per barrel, a weaker U.S. dollar and the possibility of rising inflation, even the perception of a recession could bring greater caution by lenders, households and companies. In the coming year, much attention also will be focused on the U.S. presidential election. In all, we believe there are some notable risks that bear careful watching and consideration.

As always, we seek to invest in solid, well-run companies that can stand the test of time. Even in difficult times, our thorough investment research helps us uncover value. To learn more about the people who are behind ICA, please see the feature, “It takes a team: The diverse skills of ICA’s people,” beginning on page 8. We welcome new shareholders to ICA and, as always, appreciate your commitment to long-term investing and thank you for your support.

Sincerely,

/s/ R. Michael Shanahan
R. Michael Shanahan
Vice Chairman

/s/ James B. Lovelace
James B. Lovelace
President

February 6, 2008

For current information about the fund, visit americanfunds.com.

Other share class results

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2007:

	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	0.23%	11.60%	5.24%
Not reflecting CDSC	5.15	11.85	5.24

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	4.09	11.78	5.91
Not reflecting CDSC	5.08	11.78	5.91

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	5.87	12.65	6.73

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	–0.25	11.29	7.06
Not reflecting maximum sales charge	5.83	12.62	8.14

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	0.07	11.40	7.10
Not reflecting CDSC	4.99	11.66	7.23

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	4.01	11.68	7.53
Not reflecting CDSC	4.99	11.68	7.53

Class 529-E shares*†— first sold 3/1/02	5.52	12.25	7.44

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged by
sponsoring firm	6.05	12.69	11.92

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective (1934 to 2007)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.* Thus, the net amount invested was $9,425.† Results are for past periods and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 74 years, from January 1, 1934, through December 31, 2007, showing the high, low and closing values for each year.

The figures in the table below the chart include the fund’s total return for each of those years. As you look through the table, you will see that the fund’s total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. Over the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $70,456,795, compared with $26,675,637 in Standard & Poor’s 500 Composite Index.

You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1997. At that time, the value of the investment illustrated here was $31.9 million. Since then, it has more than doubled, to $70.5 million. Thus, in the same period, the value of your 1997 investment — regardless of size — has also more than doubled.

*As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
†The maximum initial sales charge was 8.5% prior to July 1, 1988.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2007)*

	1 year	5 years	10 years

Class A shares	–0.14%	11.40%	7.62%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.56%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 25 and 26 for details.
[End Sidebar]

[Begin Sidebar]
Average annual returns for 74 years (1/1/34–12/31/07)*

Income return	3.2%
Capital return	9.5%
Total return	12.7%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

[End Sidebar]

[begin mountain chart]
Date	ICA with dividends reinvested[1]	ICA with dividends taken in cash[2]

1/1/1934	9,426	9,426
3/31/1934	12,022	12,022
9/30/1934	9,735	9,735
12/31/1934	11,822	11,822
3/31/1935	11,109	11,109
12/31/1935	21,643	21,643
4/30/1936	21,738	21,738
12/31/1936	31,560	31,042
3/31/1937	34,870	34,173
12/31/1937	19,424	18,339
3/31/1938	16,450	15,458
12/31/1938	24,776	23,174
5/17/1939	19,196	17,954
10/26/1939	26,380	24,439
12/31/1939	24,986	22,860
4/9/1940	26,104	23,788
5/22/1940	18,337	16,710
12/31/1940	24,384	21,460
4/22/1941	20,228	17,599
7/28/1941	25,516	21,886
12/31/1941	22,590	18,816
4/28/1942	20,675	17,070
11/17/1942	25,558	20,530
12/31/1942	26,376	20,893
1/6/1943	26,421	20,929
6/5/1943	34,560	27,239
12/31/1943	35,019	26,861
1/3/1944	34,911	26,778
12/11/1944	42,785	32,140
12/31/1944	43,193	32,130
12/1/1945	58,160	42,529
12/31/1945	59,091	42,949
5/28/1946	69,344	50,213
10/9/1946	51,668	37,011
12/31/1946	57,692	40,687
2/8/1947	59,739	42,131
5/19/1947	47,608	33,318
12/31/1947	58,217	39,332
2/11/1948	51,157	34,562
6/14/1948	64,466	43,169
12/31/1948	58,430	37,714
6/13/1949	51,933	33,172
12/31/1949	63,941	39,436
7/13/1950	61,544	37,284
11/24/1950	75,452	45,291
12/31/1950	76,618	45,185
1/3/1951	77,522	45,718
9/13/1951	90,575	52,493
12/31/1951	90,274	51,159
5/1/1952	87,738	49,312
11/26/1952	98,358	54,208
12/31/1952	101,293	55,306
1/5/1953	101,540	55,440
9/14/1953	90,546	47,981
12/31/1953	101,747	53,362
1/11/1954	102,187	53,593
11/26/1954	150,963	77,300
12/31/1954	158,859	80,780
1/6/1955	153,710	78,162
12/5/1955	197,380	98,416
12/31/1955	199,216	98,531
1/23/1956	188,642	93,301
8/2/1956	228,301	111,574
12/31/1956	220,648	106,303
7/10/1957	234,719	111,636
12/23/1957	191,223	89,401
12/31/1957	194,433	90,912
1/2/1958	196,485	91,871
12/31/1958	281,479	128,040
2/9/1959	276,271	125,672
8/3/1959	317,753	142,951
12/31/1959	321,419	142,883
1/5/1960	322,622	143,418
3/8/1960	294,359	130,051
12/31/1960	335,999	145,598
1/3/1961	333,381	144,463
11/29/1961	416,623	177,692
12/31/1961	413,553	175,370
1/3/1962	412,847	175,071
6/25/1962	302,234	126,569
12/31/1962	358,801	148,179
3/1/1963	362,959	148,959
11/13/1963	435,346	176,692
12/31/1963	440,900	177,834
1/2/1964	443,327	178,813
11/18/1964	524,007	208,216
12/31/1964	512,592	202,347
6/28/1965	515,302	201,387
11/30/1965	636,844	247,766
12/31/1965	650,691	251,554
2/11/1966	695,632	268,929
10/7/1966	554,914	211,085
12/31/1966	657,094	248,035
1/4/1967	653,924	246,838
9/25/1967	848,270	315,022
12/31/1967	846,942	312,474
3/5/1968	767,364	281,436
11/29/1968	1,016,106	368,877
12/31/1968	990,641	356,574
2/6/1969	997,966	359,210
12/17/1969	861,534	301,409
12/31/1969	884,825	309,612
1/5/1970	900,901	315,237
5/26/1970	671,567	232,836
12/31/1970	908,020	307,422
1/4/1971	899,324	304,478
4/28/1971	1,041,783	349,622
12/31/1971	1,062,653	349,729
1/3/1972	1,061,134	349,229
12/11/1972	1,236,416	399,226
12/31/1972	1,231,089	394,703
1/5/1973	1,240,738	397,797
12/13/1973	969,368	300,861
12/31/1973	1,024,069	317,912
3/13/1974	1,078,732	331,700
10/3/1974	753,595	227,497
12/31/1974	840,311	245,527
1/2/1975	860,275	251,360
7/15/1975	1,192,557	342,306
12/31/1975	1,137,662	317,656
1/2/1976	1,146,259	320,057
12/15/1976	1,445,050	393,403
12/31/1976	1,474,372	398,100
1/3/1977	1,468,350	396,474
10/25/1977	1,332,040	350,404
12/31/1977	1,436,404	374,309
3/1/1978	1,346,165	347,473
9/11/1978	1,868,543	475,286
12/31/1978	1,647,486	414,423
2/27/1979	1,616,223	406,559
9/21/1979	1,993,884	489,102
12/31/1979	1,963,313	475,671
4/21/1980	1,749,599	419,477
11/18/1980	2,440,065	573,991
12/31/1980	2,380,191	552,244
4/27/1981	2,540,345	583,092
9/25/1981	2,250,820	505,060
12/31/1981	2,401,095	530,866
8/12/1982	2,283,451	486,986
12/7/1982	3,273,730	683,755
12/31/1982	3,212,002	670,593
1/24/1983	3,149,704	657,586
10/10/1983	3,954,414	800,660
12/31/1983	3,859,718	774,521
1/5/1984	3,938,558	790,342
7/24/1984	3,487,720	684,698
12/31/1984	4,117,193	791,975
1/8/1985	4,042,335	777,575
12/31/1985	5,491,899	1,017,909
1/10/1986	5,378,077	996,812
8/26/1986	6,822,055	1,244,530
12/31/1986	6,685,668	1,200,523
8/25/1987	8,964,992	1,587,087
12/4/1987	6,490,173	1,124,110
12/31/1987	7,049,189	1,220,933
1/20/1988	6,898,255	1,194,791
10/20/1988	8,057,725	1,361,557
12/31/1988	7,989,297	1,327,380
1/3/1989	7,952,253	1,321,225
10/9/1989	10,570,716	1,717,619
12/31/1989	10,338,606	1,652,758
7/16/1990	11,034,382	1,738,645
9/24/1990	9,349,249	1,461,722
12/31/1990	10,409,044	1,598,827
1/9/1991	9,964,580	1,530,558
12/31/1991	13,171,913	1,969,884
4/8/1992	12,725,819	1,890,999
12/8/1992	14,053,663	2,062,293
12/31/1992	14,092,259	2,052,171
12/31/1993	15,729,390	2,234,162
2/2/1994	16,250,342	2,308,157
12/31/1994	15,753,859	2,180,619
12/13/1995	20,601,536	2,800,127
12/31/1995	20,578,729	2,779,669
1/10/1996	20,131,158	2,719,214
11/29/1996	24,948,962	3,317,338
12/31/1996	24,560,579	3,247,865
1/2/1997	24,449,079	3,233,121
10/7/1997	32,201,069	4,203,593
12/31/1997	31,881,159	4,142,665
1/9/1998	30,538,200	3,968,160
11/27/1998	38,263,637	4,911,956
12/31/1998	39,193,520	5,008,240
7/16/1999	44,986,534	5,706,524
12/14/1999	43,402,315	5,461,630
12/31/1999	45,682,203	5,748,525
6/2/2000	48,297,061	6,033,245
12/20/2000	45,816,353	5,674,950
12/31/2000	47,435,198	5,875,465
2/1/2001	48,641,695	6,024,905
9/21/2001	39,682,272	4,850,856
12/31/2001	45,258,581	5,507,475
3/19/2002	46,842,670	5,674,249
10/9/2002	34,116,968	4,090,963
12/31/2002	38,709,050	4,616,859
3/11/2003	35,518,986	4,211,803
12/31/2003	48,891,609	5,713,492
8/12/2004	47,651,727	5,519,344
12/1/2004	53,072,477	6,119,617
12/31/2004	53,674,543	6,162,997
4/20/2005	51,443,944	5,882,406
12/14/2005	57,922,995	6,565,847
12/31/2005	57,361,396	6,446,513
6/13/2006	58,037,711	6,462,958
12/15/2006	66,714,106	7,396,222
12/31/2006	66,504,440	7,313,239
10/9/2007	74,714,184	8,101,087
12/19/2007	69,537,328	7,502,672
12/31/2007	70,456,795	7,601,877

Date	S&P 500 with dividends reinvested

1/1/1934	10,000
2/6/1934	11,741
7/26/1934	8,454
12/31/1934	9,851
3/14/1935	8,427
11/19/1935	14,477
12/31/1935	14,555
11/9/1936	19,849
12/31/1936	19,479
3/6/1937	21,235
11/24/1937	11,991
12/31/1937	12,670
3/31/1938	10,259
11/9/1938	17,200
12/31/1938	16,604
4/8/1939	12,860
12/31/1939	16,542
1/3/1940	16,913
6/10/1940	12,166
12/31/1940	14,918
1/10/1941	15,313
12/31/1941	13,193
4/28/1942	11,422
12/31/1942	15,880
7/14/1943	21,055
12/31/1943	19,980
2/7/1944	19,830
12/31/1944	23,920
12/10/1945	33,103
12/31/1945	32,629
5/29/1946	36,538
10/9/1946	27,277
12/31/1946	29,994
2/8/1947	31,833
5/17/1947	27,243
12/31/1947	31,703
2/14/1948	28,756
6/15/1948	36,057
12/31/1948	33,420
6/13/1949	30,578
12/31/1949	39,688
1/14/1950	39,428
12/31/1950	52,266
10/15/1951	63,758
12/31/1951	64,813
2/20/1952	63,185
12/31/1952	76,702
9/14/1953	67,974
12/31/1953	75,955
12/31/1954	115,881
1/17/1955	111,372
11/14/1955	154,321
12/31/1955	152,428
1/23/1956	144,485
8/2/1956	170,376
12/31/1956	162,378
7/15/1957	174,227
10/22/1957	139,617
12/31/1957	144,887
12/31/1958	207,642
2/9/1959	201,972
8/3/1959	232,356
12/31/1959	232,467
10/25/1960	208,328
12/31/1960	233,601
12/12/1961	300,180
12/31/1961	296,461
6/26/1962	219,517
12/31/1962	270,656
1/2/1963	268,898
12/31/1963	332,369
11/20/1964	391,802
12/31/1964	387,133
6/28/1965	377,268
11/15/1965	433,749
12/31/1965	435,356
2/9/1966	444,115
10/7/1966	353,265
12/31/1966	391,500
9/25/1967	485,648
12/31/1967	485,272
3/5/1968	443,658
11/29/1968	560,886
12/31/1968	538,975
5/14/1969	556,520
12/31/1969	493,481
5/26/1970	375,967
12/31/1970	512,963
4/28/1971	587,707
11/23/1971	515,114
12/31/1971	586,320
12/11/1972	702,350
12/31/1972	697,692
1/11/1973	710,635
12/5/1973	560,537
12/31/1973	595,206
1/3/1974	608,935
10/3/1974	392,237
12/31/1974	437,674
7/15/1975	623,524
12/31/1975	600,610
9/21/1976	736,520
12/31/1976	744,318
11/2/1977	653,147
12/31/1977	691,044
3/6/1978	637,133
9/12/1978	804,939
12/31/1978	736,452
10/5/1979	887,816
12/31/1979	873,499
3/27/1980	801,694
11/28/1980	1,192,966
12/31/1980	1,156,970
1/6/1981	1,177,082
9/25/1981	993,719
12/31/1981	1,100,011
8/12/1982	952,442
11/9/1982	1,348,614
12/31/1982	1,337,025
1/3/1983	1,315,159
10/10/1983	1,696,711
12/31/1983	1,638,595
7/24/1984	1,503,740
11/6/1984	1,760,537
12/31/1984	1,741,395
1/4/1985	1,704,326
12/31/1985	2,293,883
1/22/1986	2,209,306
12/2/1986	2,846,898
12/31/1986	2,722,038
8/25/1987	3,851,956
12/4/1987	2,588,662
12/31/1987	2,864,962
1/20/1988	2,813,363
10/21/1988	3,379,672
12/31/1988	3,339,470
10/9/1989	4,438,664
12/31/1989	4,395,793
7/16/1990	4,669,466
10/11/1990	3,773,954
12/31/1990	4,259,140
1/9/1991	4,017,563
12/31/1991	5,553,915
4/8/1992	5,290,606
12/18/1992	6,039,956
12/31/1992	5,976,474
1/8/1993	5,885,121
12/31/1993	6,577,517
2/2/1994	6,806,430
4/4/1994	6,231,341
12/31/1994	6,664,017
12/13/1995	9,234,475
12/31/1995	9,165,271
1/10/1996	8,905,609
11/25/1996	11,473,195
12/31/1996	11,268,247
12/5/1997	15,211,783
12/31/1997	15,026,327
1/9/1998	14,364,532
12/29/1998	19,495,529
12/31/1998	19,320,168
1/14/1999	19,052,345
12/31/1999	23,384,822
3/24/2000	24,358,139
12/20/2000	20,344,921
12/31/2000	21,256,384
1/30/2001	22,116,924
9/21/2001	15,685,356
12/31/2001	18,731,955
1/4/2002	19,130,553
10/9/2002	12,823,508
12/31/2002	14,593,631
3/11/2003	13,325,833
12/31/2003	18,777,238
8/12/2004	18,124,599
12/30/2004	20,815,662
12/31/2004	20,819,110
4/20/2005	19,628,447
12/14/2005	22,239,332
12/31/2005	21,840,638
6/13/2006	21,583,322
12/15/2006	25,408,641
12/31/2006	25,287,374
3/5/2007	24,583,839
10/9/2007	28,289,193
12/31/2007	26,675,637
[end mountain chart]

Year ended
December 31	1934	1935		1936	1937	1938	1939	1940	1941

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	—	—		$0.4	1.0	0.2	0.5	0.9	1.3
Value at year-end	$11.8	21.6		31.6	19.4	24.8	25.0	24.4	22.6
Dividends in cash	—	—		$0.4	1.0	0.2	0.5	0.8	1.1
Value at year-end	$11.8	21.6		31.0	18.3	23.2	22.9	21.5	18.8

Annual percentage returns assuming dividends reinvested
Income return	0.0%	0.0		1.8	3.2	0.9	2.2	3.6	5.2
Capital return	18.2%	83.1		44.0	(41.7)	26.7	(1.4)	(6.0)	(12.6)

ICA total return	18.2%	83.1		45.8	(38.5)	27.6	0.8	(2.4)	(7.4)
Fund expenses[3]	0.94%	1.13		1.19	1.53	1.89	2.02	1.88	1.95

Year ended
December 31	1942	1943		1944	1945	1946	1947	1948	1949

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	1.2	1.1		1.2	1.2	1.8	2.4	2.7	2.7
Value at year-end	26.4	35.0		43.2	59.1	57.7	58.2	58.4	63.9
Dividends in cash	1.0	0.9		0.9	0.9	1.3	1.7	1.8	1.7
Value at year-end	20.9	26.9		32.1	42.9	40.7	39.3	37.7	39.4

Annual percentage returns assuming dividends reinvested
Income return	5.3	4.2		3.5	2.8	3.0	4.2	4.6	4.6
Capital return	11.5	28.6		19.8	34.0	(5.4)	(3.3)	(4.2)	4.8

ICA total return	16.8	32.8		23.3	36.8	(2.4)	0.9	0.4	9.4
Fund expenses[3]	2.13	1.72		1.45	1.06	0.98	1.10	1.08	0.96

Year ended
December 31	1950	1951		1952	1953	1954	1955	1956	1957

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	3.2	3.4		3.5	3.9	4.1	5.1	5.6	6.2
Value at year-end	76.6	90.3		101.3	101.7	158.9	199.2	220.6	194.4
Dividends in cash	1.9	2.0		2.0	2.1	2.1	2.6	2.7	3.0
Value at year-end	45.2	51.2		55.3	53.4	80.8	98.5	106.3	90.9

Annual percentage returns assuming dividends reinvested
Income return	4.9	4.4		3.9	3.9	4.0	3.2	2.8	2.8
Capital return	14.9	13.4		8.3	(3.5)	52.1	22.2	8.0	(14.7)

ICA total return	19.8	17.8		12.2	0.4	56.1	25.4	10.8	(11.9)
Fund expenses[3]	1.01	0.93		0.81	0.85	0.88	0.86	0.80	0.76

Year ended
December 31	1958	1959		1960	1961	1962	1963	1964	1965

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	6.5	7.0		8.1	8.4	9.1	9.6	10.7	12.1
Value at year-end	281.5	321.4		336.0	413.6	358.8	440.9	512.6	650.7
Dividends in cash	3.0	3.2		3.6	3.6	3.8	3.9	4.3	4.7
Value at year-end	128.0	142.9		145.6	175.4	148.2	177.8	202.3	251.6

Annual percentage returns assuming dividends reinvested
Income return	3.4	2.5		2.5	2.5	2.2	2.7	2.4	2.4
Capital return	41.4	11.7		2.0	20.6	(15.4)	20.2	13.9	24.5

ICA total return	44.8	14.2		4.5	23.1	(13.2)	22.9	16.3	26.9
Fund expenses[3]	0.68	0.64		0.62	0.59	0.61	0.59	0.58	0.57

Year ended
December 31	1966	1967		1968	1969	1970	1971	1972	1973

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	15.5	18.4		22.6	25.3	27.3	28.6	29.9	33.4
Value at year-end	657.1	846.9		990.6	884.8	908.0	1,062.7	1,231.1	1,024.1
Dividends in cash	5.9	6.9		8.3	9.0	9.4	9.6	9.7	10.6
Value at year-end	248.0	312.5		356.6	309.6	307.4	349.7	394.7	317.9

Annual percentage returns assuming dividends reinvested
Income return	2.4	2.8		2.7	2.6	3.1	3.1	2.8	2.7
Capital return	(1.4)	26.1		14.3	(13.3)	(0.5)	13.9	13.1	(19.5)

ICA total return	1.0	28.9		17.0	(10.7)	2.6	17.0	15.9	(16.8)
Fund expenses[3]	0.52	0.50		0.49	0.48	0.55	0.51	0.49	0.47

Year ended
December 31	1974	1975		1976	1977	1978	1979	1980	1981

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	52.2	49.8		46.4	49.8	56.0	70.0	91.3	115.9
Value at year-end	840.3	1,137.7		1,474.4	1,436.4	1,647.5	1,963.3	2,380.2	2,401.1
Dividends in cash	15.9	14.3		12.8	13.3	14.4	17.3	21.7	26.4
Value at year-end	245.5	317.7		398.1	374.3	414.4	475.7	552.2	530.9

Annual percentage returns assuming dividends reinvested
Income return	5.1	5.9		4.1	3.4	3.9	4.2	4.7	4.9
Capital return	(23.0)	29.5		25.5	(6.0)	10.8	15.0	16.5	(4.0)

ICA total return	(17.9)	35.4		29.6	(2.6)	14.7	19.2	21.2	0.9
Fund expenses[3]	0.49	0.48		0.46	0.49	0.49	0.47	0.46	0.45

Year ended
December 31	1982	1983		1984	1985	1986	1987	1988	1989

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	146.1	147.2		160.4	174.9	203.8	267.5	318.7	370.8
Value at year-end	3,212.0	3,859.7		4,117.2	5,491.9	6,685.7	7,049.2	7,989.3	10,338.6
Dividends in cash	31.6	30.3		31.7	33.2	37.3	47.5	54.4	60.7
Value at year-end	670.6	774.5		792.0	1,017.9	1,200.5	1,220.9	1,327.4	1,652.8

Annual percentage returns assuming dividends reinvested
Income return	6.1	4.6		4.2	4.2	3.7	4.0	4.5	4.6
Capital return	27.7	15.6		2.5	29.2	18.0	1.4	8.8	24.8

ICA total return	33.8	20.2		6.7	33.4	21.7	5.4	13.3	29.4
Fund expenses[3]	0.46	0.44		0.47	0.43	0.41	0.42	0.48	0.52

Year ended
December 31	1990	1991		1992	1993	1994	1995	1996	1997

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	406.3	320.4		357.8	374.4	407.2	450.1	480.1	510.3
Value at year-end	10,409.0	13,171.9		14,092.3	15,729.4	15,753.9	20,578.7	24,560.6	31,881.2
Dividends in cash	64.1	48.7		53.0	54.0	57.3	61.7	64.3	67.0
Value at year-end	1,598.8	1,969.9		2,052.2	2,234.2	2,180.6	2,779.7	3,247.9	4,142.7

Annual percentage returns assuming dividends reinvested
Income return	3.9	3.1		2.7	2.7	2.6	2.9	2.3	2.1
Capital return	(3.2)	23.4		4.3	8.9	(2.4)	27.7	17.0	27.7

ICA total return	0.7	26.5		7.0	11.6	0.2	30.6	19.3	29.8
Fund expenses[3]	0.55	0.59		0.58	0.59	0.60	0.60	0.59	0.56

Year ended
December 31	1998	1999		2000	2001	2002	2003	2004	2005

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	584.1	651.8		743.4	804.1	833.3	864.3	887.4	1,196.3
Value at year-end	39,193.5	45,682.2		47,435.2	45,258.6	38,709.1	48,891.6	53,674.5	57,361.4
Dividends in cash	75.4	82.8		93.0	99.0	100.7	102.2	103.0	136.3
Value at year-end	5,008.2	5,748.5		5,875.5	5,507.5	4,616.9	5,713.5	6,163.0	6,446.5

Annual percentage returns assuming dividends reinvested
Income return	1.8	1.7		1.6	1.7	1.8	2.2	1.8	2.2
Capital return	21.1	14.9		2.2	(6.3)	(16.3)	24.1	8.0	4.7

ICA total return	22.9	16.6		3.8	(4.6)	(14.5)	26.3	9.8	6.9
Fund expenses[3]	0.55	0.55		0.56	0.57	0.59	0.59	0.57	0.55

Year ended
December 31	2006	2007

Year-by-year summary of results (dollars in thousands)
Dividends
reinvested	1,364.6	1,319.3
Value at year-end	66,504.4	70,456.8	[1]
Dividends in cash	152.1	144.0
Value at year-end	7,313.2	7,601.9	[2]

Annual percentage returns assuming dividends reinvested
Income return	2.4	2.0
Capital return	13.5	3.9

ICA total return	15.9	5.9
Fund expenses[3]	0.54	0.54

The results shown are before taxes on fund distributions and sale of fund shares.
The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.

[1] Includes dividends of $15,202,381 and capital gain distributions of $32,095,643 reinvested in the years 1936 to 2007.
[2] Includes reinvested capital gain distributions of $4,317,598, but does not reflect income dividends of $2,153,422 taken in cash.
[3] Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

[photo of baseballs inside a baseball glove]

It takes a team:
The diverse skills of ICA’s people

[photo of a ball in a baseball player's hand]

Some might think that a single portfolio manager is the secret to a good mutual fund, like some believe a star pitcher or batter can make a good baseball team. However, collaboration is key at Capital Research and Management Company, the investment adviser for The Investment Company of America and all the American Funds.

Just as success in baseball does not rest on one star — a team needs excellent catching, batting, pitching, fielding, coaching and intangibles — The Investment Company of America depends on several different groups to contribute their distinct skills. The portfolio counselors not only collaborate with one another, but they work closely with investment analysts, traders, lawyers, compliance professionals and a cast of other associates who contribute their wisdom to the fund.

Fund stewards

At American Funds, we use the term “portfolio counselors” instead of the more common industry label “portfolio managers.” The difference in terminology is subtle, but meaningful. Jon Lovelace, chairman emeritus of Capital Research and Management Company, believes “portfolio counselors” better represents the fact that they are fund stewards helping guide investors’ assets.

The six portfolio counselors who work on The Investment Company of America each have an independent portion of the fund, and each one is fully responsible for their own segment. In addition to the portfolio counselors’ six sections of the fund, dozens of investment analysts together manage a seventh slice of the fund. We call this unique system of managing investments the multiple portfolio counselor system, and it underscores our belief that the skills and collective wisdom of several experienced portfolio counselors and investment analysts are more than just the sum of the parts.

Portfolio counselors maintain a broad view of the investment landscape, while investment analysts’ focus is deep and concentrated, usually on a particular industry or group of companies. Some investment analysts, with time, become portfolio counselors; others remain intensely focused on their industries. At American Funds, career investment analysts often cover an industry or geographic region for decades, which brings a consistency and intensity of company research to benefit each fund.

“As portfolio counselors, we are generalists — capable of investing in all companies within the fund’s parameters,” says Mike Shanahan, ICA vice chairman and a portfolio counselor. “Keep in mind, however, that most of our portfolio counselors started as investment analysts and broadened out. We all have the same goals, just a slightly different focus.”

[photo of baseball player's legs and feet - dirt on the ground]

Finding the right investments

Portfolio counselors have the freedom to choose which investments to include in their own portion of the fund. They largely rely on the research provided by investment analysts, as well as discover investment ideas on their own. The aim of investment analysts is the same as that of portfolio counselors: to identify effective enterprises with stock prices at reasonable levels relative to their ability to generate earnings and pay dividends.

To find these investments, analysts thoroughly research companies to understand their strategic plans, financial health and competitive markets. As part of the process, they meet regularly with company managements, buyers, customers and competitors. They create financial models to forecast sales and revenues, attend industry conferences, visit stores and speak with customers to gauge sales potential. Investment analysts constantly evaluate the status of the companies and the stocks, to choose investments and to make sure those investments should remain in the fund.

“Our job as investment analysts is to research our industries, to make recommendations within those industries and then to invest in the research portfolio,” says Brad Barrett, an investment analyst in ICA. There were 22 investment analysts participating in ICA’s research portfolio at the end of the fiscal year. Analysts invest only in companies in their areas of expertise and, of those, only ones in which they have very strong convictions. “When I invest in my best ideas, it sends a very strong signal to the portfolio counselors,” Brad says. “The research portfolio is more than an exercise for us — we are investing shareholders’ money. I think that helps build generations of strong investors over the long term.”

Investment control

When a portfolio counselor decides to buy — or sell — a security, he or she first contacts the investment control department. “Investment control is like our traffic light: They tell us if we’re ready to go now, or if there are any issues to check before proceeding,” says portfolio counselor Don O’Neal. This group is necessary because of the complexities of the multiple portfolio counselor system; it tracks each portfolio counselor’s actions and monitors the fund as a whole for a variety of external and internal limits. With six portfolio counselors working independently, for example, each one might not know the fund’s total holding of a company or the total cash position of the fund. It is investment control’s job to monitor and compile all the actions and to inform the group about the big picture.

“We make sure from a compliance point of view that all the pieces are working together, both pre-trade and after,” says Deanna Hong, who has responsibility for ICA’s investment control group. “We also help to promote communication among the portfolio counselors and to minimize trading costs.”

Cathy Ward, who has worked with ICA since 1969 and heads up overall investment control for all American Funds, says that until the 1980s, most of the compliance and crosschecks against internal and legal limits were done by hand. With the growth in net assets, the increase in the number of funds and much higher levels of regulatory sophistication demanded by the federal government and governments abroad, investment control knew it could not handle the oversight manually. It began to computerize its checks and balances in the late 1980s. It is now largely automated and available 24 hours a day, with associates operating out of Los Angeles, San Francisco, London and Hong Kong.

[Begin Photo Caption]
[photo of R. Michael Shanahan]
R. Michael Shanahan
43 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Joyce E. Gordon]
Joyce E. Gordon
28 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Darcy B. Kopcho]
Darcy B. Kopcho
20 years
[End Photo Caption]

[Begin Photo Caption]
[photo of James B. Lovelace]
James B. Lovelace
26 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Donald D. O’Neal]
Donald D. O’Neal
23 years
[End Photo Caption]

[Begin Photo Caption]
[photo of C. Ross Sappenfield]
C. Ross Sappenfield
16 years
[End Photo Caption]

The right security at the right time

The men and women on the trading desks intimately know the financial markets around the world and help ICA get the right price for a security. It does no good for investment professionals to decide on an investment, place an order and get sign-off from investment control, if the security cannot be bought at the right price.

That’s where trading expertise comes in. “The traders take into account everything that is happening in the market,” says Matt Lyons, head of trading. “Our experienced traders watch for opportunities, such as a counterparty that might be ready to buy or sell a big block of a stock. Working with the portfolio counselors and investment analysts, we develop implementation strategies that seek to maximize the results of a portfolio decision.” The benefit of such a well-orchestrated approach and experience is a process that can produce better prices for the fund and, ultimately, for its shareholders. American Funds has trading desks in Los Angeles, San Francisco, London and Hong Kong, with separate operations for fixed-income and equities.

[Begin Sidebar]
One portfolio, many hands

Portfolio counselors’ ability to pursue investment ideas and act independently — without having to gain consensus among the group or receive permission from a committee — differentiates American Funds from other mutual funds run by several individuals.

Each one of the six portfolio counselors on The Investment Company of America manages a portion of the fund’s assets as if that portion were an entire fund, within the parameters of the fund’s overall objectives. A seventh portion of the fund is managed as a whole by investment analysts, who invest only in their area of expertise — the companies they research in which they have the greatest conviction. “We have used the multiple portfolio counselor system since 1958, so this is not an innovation — it’s an elemental part of the culture,” says Jim Lovelace, ICA’s president and a portfolio counselor. “The system has given stability to results through all types of markets.”

Portfolio counselors do not compete with each other; rather, they are evaluated on their contributions to the company’s overall success, not only on the results of their own particular portion of the fund. The system is structured so that ICA’s portfolio counselors are encouraged to share information and work together. That way, younger generations can learn the lessons of bull and bear markets from those with decades of experience. Above, we show ICA’s portfolio counselors and their years of investment experience with American Funds and its affiliates.*

*As of March 1, 2008.
[End Sidebar]

[Begin Sidebar]
AFS statistics

American Funds Service CompanySM (AFS), a separate entity formed in 1969, is the organization that deals directly with financial advisers and shareholders. Here are some statistics for this busy company.*

5	Number of service centers (Hampton Roads, Virginia;
Indianapolis, Indiana; Irvine, California; Phoenix, Arizona;
and San Antonio, Texas)

2,904	Number of full-time AFS associates

1,329,753	Annual number of transactions on American Funds website

22,478,965	Number of full-service shareholder accounts

18	Weeks of training for new associates

28,081	Daily average number of shareholder calls answered

*As of December 31, 2007.
[End Sidebar]

[photo of a baseball player - catchers mask in his hand]
[photo of a baseball player's gloved hands on a baseball]

“I’m in close contact with the traders — they are like my right arm,” says Don O’Neal. “It’s necessary to have good communication, so they can help accomplish my goal for the transaction.” For example, a portfolio counselor’s goal might be to build a position slowly, with as much price-sensitivity as possible, or it might be to buy the order relatively quickly. The traders know the current market conditions and can determine the best way to execute a request; they also give valuable feedback about whether a portfolio counselor’s goals are attainable at any given time.

Tallying up the figures

The fund accounting group takes care of the numbers, recording all financial activity for the fund and making projections for income and capital gains. This group, led by Mel Spinella, watches every security in ICA and the other American Funds every market day. It reviews the price of each security at the end of the trading day. The price of each individual holding in each fund is essential to calculating the net asset value (NAV) — the daily price — of each ICA share. The group reports the daily NAV to Nasdaq for dissemination to news reporting services.

The group reports financial information to the U.S. Securities and Exchange Commission (SEC), ICA’s independent board of directors, the Internal Revenue Service and local taxing authorities in the U.S. and abroad, and prepares year-end tax reporting for ICA shareholders. It discusses opinions on the tax effects of corporate actions (such as mergers and spin-offs) and helps investment control with understanding the often-complicated finance and tax issues sometimes involved in pending buy or sell orders from portfolio counselors.

[photo of several baseball player's legs walking on a field]

Complying with the rules

The mutual fund industry is highly regulated, so the legal and compliance department at Capital Research and Management Company (CRMC) plays an important part in the smooth operation of ICA. This group of lawyers and compliance professionals assists the fund with complying with a multitude of federal, state and international requirements, from securities matters to filing prospectuses and reports to reviewing sales and shareholder literature.

“We try to be as practical as possible when helping the funds and the organization satisfy the many legal and regulatory requirements to which they are subject,” says Michael Downer, coordinator of legal and compliance for CRMC, who has been with the company for 28 years. “Moreover, we are mindful of the organization’s main goal when working on issues: placing the interests of the fund shareholders first.”

The legal and compliance team works closely with many areas in the organization. For example, it works with investment control, reviewing initial public offerings to make sure there are no legal barriers to participation, helping to maintain a database of reporting requirements around the world, and answering the many legal questions that come up. “There is much back and forth every day,” says investment control’s Cathy Ward.

Fund results

Calculating investment returns and values for ICA (and all other American Funds), including all results for the separate share classes, is the responsibility of the fund results analysis group, led by Deborah Eppolito. The group assesses results for the funds and market benchmarks daily, and it disseminates that information on the American Funds website and other internal and external sources. It also reports the results to the SEC and other agencies as required.

“We are structured so efficiently that we can have returns ready very quickly,” says Esther Paradero, who has been with the company for 27 years. “ICA alone has nearly 200 securities, and each one is priced at the close of the market day. This information is then used every single day to strike the NAV, which we use to calculate the results for each ICA share.” The associates also help create the technology to determine the results, and they check and double-check each number for accuracy.

“We’re only as good as the framework of numbers we carry around in our heads, so it’s essential that those are accurate,” says Don O’Neal. “Fund results, legal and compliance, administration — all the groups — are integral to the fund’s smooth functioning. There are many very talented people here, performing tasks crucial to ICA’s success.”

Summary investment portfolio, December 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	16.75%
Health care	10.38
Financials	10.11
Energy	10.06
Consumer staples	9.07
Other industries	30.63
Convertible securities	0.61
Bonds & notes	0.04
Short-term securities & other assets less liabilities	12.35
[end pie chart]

Common stocks - 87.00%	Shares	Market value (000)	Percent of net assets

Energy - 10.06%
Baker Hughes Inc.	7,675,000	$622,443	.70%
Chevron Corp.	18,352,278	1,712,818	1.92
ConocoPhillips	8,093,340	714,642	.80
Exxon Mobil Corp.	5,621,500	526,678	.59
Royal Dutch Shell PLC, Class A (ADR)	17,470,000	1,470,974
Royal Dutch Shell PLC, Class B (1)	833,265	34,733
Royal Dutch Shell PLC, Class B (ADR)	2,370,498	196,751	1.91
Schlumberger Ltd.	18,750,000	1,844,437	2.07
Other securities		1,849,554	2.07
		8,973,030	10.06

Materials - 3.54%
Barrick Gold Corp.	18,156,250	763,470	.86
Other securities		2,394,357	2.68
		3,157,827	3.54

Industrials - 8.52%
Deere & Co.	8,800,000	819,456	.92
General Dynamics Corp.	6,745,800	600,309	.67
General Electric Co.	51,150,000	1,896,130	2.13
United Technologies Corp.	10,340,000	791,424	.89
Other securities		3,491,902	3.91
		7,599,221	8.52

Consumer discretionary - 7.25%
Best Buy Co., Inc.	12,534,300	659,931	.74
Carnival Corp., units	12,450,000	553,901	.62
Lowe's Companies, Inc.	60,936,600	1,378,386	1.54
Target Corp.	18,334,200	916,710	1.03
Time Warner Inc.	45,457,000	750,495	.84
Other securities		2,211,778	2.48
		6,471,201	7.25

Consumer staples - 9.07%
Altria Group, Inc.	38,550,000	2,913,609	3.27
PepsiCo, Inc.	18,820,000	1,428,438	1.60
Walgreen Co.	18,144,500	690,943	.77
Other securities		3,057,615	3.43
		8,090,605	9.07

Health care - 10.38%
Abbott Laboratories	19,511,900	1,095,593	1.23
Aetna Inc.	11,546,565	666,583	.75
Bristol-Myers Squibb Co.	25,050,000	664,326	.74
Eli Lilly and Co.	11,985,000	639,879	.72
Medtronic, Inc.	12,900,000	648,483	.73
Merck & Co., Inc.	15,150,000	880,366	.99
Roche Holding AG (1)	6,145,000	1,057,131	1.18
UnitedHealth Group Inc.	14,205,000	826,731	.93
Other securities		2,784,632	3.11
		9,263,724	10.38

Financials - 10.11%
American International Group, Inc.	12,923,900	753,463	.85
Banco Santander, SA (1)	29,900,000	645,016	.72
Bank of America Corp.	33,326,800	1,375,064	1.54
Citigroup Inc.	46,511,297	1,369,292	1.54
Fannie Mae	28,796,100	1,151,268	1.29
Freddie Mac	15,413,700	525,145	.59
JPMorgan Chase & Co.	16,000,001	698,400	.78
Other securities		2,503,119	2.80
		9,020,767	10.11

Information technology - 16.75%
Cisco Systems, Inc. (2)	32,370,400	876,267	.98
Google Inc., Class A (2)	882,000	609,885	.68
Hewlett-Packard Co.	20,325,000	1,026,006	1.15
Intel Corp.	39,890,000	1,063,467	1.19
International Business Machines Corp.	11,775,000	1,272,878	1.43
Microsoft Corp.	64,847,100	2,308,557	2.59
Nokia Corp. (1)	29,512,550	1,134,693
Nokia Corp. (ADR)	10,289,750	395,024	1.71
Oracle Corp. (2)	90,295,100	2,038,863	2.29
Texas Instruments Inc.	25,350,000	846,690	.95
Other securities		3,372,008	3.78
		14,944,338	16.75

Telecommunication services - 4.07%
AT&T Inc.	54,948,414	2,283,656	2.56
Sprint Nextel Corp., Series 1	67,335,000	884,109	.99
Other securities		461,911	.52
		3,629,676	4.07

Utilities - 2.97%
Dominion Resources, Inc.	14,263,824	676,819	.76
Exelon Corp.	9,410,600	768,281	.86
Other securities		1,209,055	1.35
		2,654,155	2.97

Miscellaneous - 4.28%
Other common stocks in initial period of acquisition		3,803,756	4.28

Total common stocks (cost: $52,854,570,000)		77,608,300	87.00

Convertible securities - 0.61%	Shares	Market value (000)	Percent of net assets

Other - 0.54%
Fannie Mae, Series 2004-1, 5.375% convertible preferred	820	$67,650	.07%
Other securities		421,119	.47
		488,769	.54
Miscellaneous - 0.07%
Other convertible securities in initial period of acquisition		58,023	.07

Total convertible securities (cost: $553,647,000)		546,792	.61

	Principal amount (000)

Bonds & notes - 0.04%

Other - 0.04%
Sprint Capital Corp. 8.75% 2032	$13,500	$15,258	.02
Other securities		17,976	.02

Total bonds & notes (cost: $36,541,000)		33,234	.04

	Principal amount (000)	Market value (000)	Percent of net assets

Short-term securities - 12.35%

AT&T Inc. 4.24% due 1/30/2008 (3)	$35,000	$34,876	.04%
Bank of America Corp. 4.595%-5.035% due 1/10- 4/2/2008	374,450	372,133
Ranger Funding Co. LLC 5.02% due 2/27/2008 (3)	50,000	49,542	.47
CAFCO, LLC 4.68%-5.11% due 1/15-2/5/2008 (3)	130,000	129,427
Ciesco LLC 4.90%-5.00% due 1/17-1/18/2008 (3)	99,000	98,752
Citigroup Funding Inc. 4.95% due 2/11/2008	50,000	49,711	.31
Chevron Funding Corp. 4.41% due 1/3/2008	25,000	24,991	.03
Edison Asset Securitization LLC 4.56%-4.91% due 1/2-2/26/2008 (3)	286,500	285,098
General Electric Capital Corp. 4.78%-4.85% due 1/23-1/30/2008	134,100	133,641
General Electric Co. 4.51% due 3/31/2008	75,000	74,101	.55
Fannie Mae 4.13%-4.65% due 1/4-4/1/2008	598,544	595,696	.67
Federal Home Loan Bank 4.14%-4.95% due 1/2-5/28/2008	2,861,830	2,844,635	3.19
Freddie Mac 4.15%-4.638% due 1/22- 5/5/2008	1,495,162	1,482,395	1.66
Hewlett-Packard Co. 4.25%-4.55% due 1/7-1/17/2008 (3)	213,600	213,346	.24
IBM Corp. 4.21% due 1/15/2008 (3)	25,000	24,956
IBM International Group Capital LLC 4.23%-4.52% due 1/14-2/26/2008 (3)	167,800	167,010	.21
International Lease Finance Corp. 4.23%-4.87% due 1/4-4/8/2008	265,900	264,326	.30
JPMorgan Chase & Co. 4.85%-5.06% due 1/15-2/15/2008	315,000	313,629
Jupiter Securitization Co., LLC 4.65% due 3/20/2008 (3)	44,673	44,144
Park Avenue Receivables Co., LLC 4.73% due 1/10/2008 (3)	36,500	36,448	.44
U.S. Treasury Bills 3.245%-4.1425% due 2/14-6/19/2008	1,106,200	1,096,775	1.23
Other securities		2,675,260	3.01

Total short-term securities (cost: $11,006,472,000)		11,010,892	12.35

Total investment securities (cost: $64,451,230,000)		89,199,218	100.00
Other assets less liabilities		3,410	.00

Net assets		$89,202,628	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holding listed below is included in the market value of "Other securities" under its respective industry sector. Further details on this holding and related transactions during the year ended
December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/07 (000)

Limited Brands, Inc.	20,042,743	-	1,752,800	18,289,943	$11,350	$346,229

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $7,558,926,000.
(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities,"
was $3,095,144,000, which represented 3.47% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $64,245,194)	$88,852,989
Affiliated issuer (cost: $206,036)	346,229	$89,199,218
Receivables for:
Sales of investments	9,956
Sales of fund's shares	104,534
Dividends and interest	118,712	233,202
		89,432,420
Liabilities:
Payables for:
Purchases of investments	18,937
Repurchases of fund's shares	157,473
Investment advisory services	15,760
Services provided by affiliates	30,518
Directors' and advisory board deferred compensation	5,608
Other	1,496	229,792
Net assets at December 31, 2007		$89,202,628

Net assets consist of:
Capital paid in on shares of capital stock		$64,050,562
Undistributed net investment income		412,451
Distributions in excess of net realized gain		(8,710)
Net unrealized appreciation		24,748,325
Net assets at December 31, 2007		$89,202,628

	Authorized shares of capital stock- $.001 par value	Net assets	Shares outstanding	Net asset value per share*

Class A	2,500,000	$73,479,875	2,230,006	$32.95
Class B	250,000	4,137,541	126,123	32.81
Class C	250,000	3,409,261	104,143	32.74
Class F	250,000	1,642,122	49,897	32.91
Class 529-A	325,000	1,311,388	39,843	32.91
Class 529-B	75,000	261,072	7,951	32.83
Class 529-C	150,000	374,048	11,389	32.84
Class 529-E	75,000	55,712	1,696	32.85
Class 529-F	75,000	18,803	572	32.90
Class R-1	75,000	61,158	1,864	32.81
Class R-2	100,000	693,592	21,128	32.83
Class R-3	300,000	1,031,747	31,377	32.88
Class R-4	75,000	419,402	12,746	32.90
Class R-5	150,000	2,306,907	70,021	32.95
Total	4,650,000	$89,202,628	2,708,756
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $34.96 and $34.92, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $28,277; also includes $11,350 from affiliate)	$1,699,570
Interest	$673,955	$2,373,525

Fees and expenses(*):
Investment advisory services	215,810
Distribution services	278,721
Transfer agent services	63,236
Administrative services	17,916
Reports to shareholders	4,122
Registration statement and prospectus	1,812
Postage, stationery and supplies	6,467
Directors' and advisory board compensation	1,485
Auditing and legal	228
Custodian	1,823
State and local taxes	714
Other	277
Total fees and expenses before reimbursements/waivers	592,611
Less reimbursements/waivers of fees and expenses:
Investment advisory services	21,581
Administrative services	160
Total fees and expenses after reimbursements/waivers		570,870
Net investment income		1,802,655

Net realized gain and unrealized
depreciation on investments
and currency:
Net realized gain on:
Investments (including $11,981 net gain from affiliate)	5,103,778
Currency transactions	3,025	5,106,803
Net unrealized appreciation (depreciation) on:
Investments	(1,689,094)
Currency translations	125	(1,688,969)
Net realized gain and unrealized depreciation
on investments and currency		3,417,834
Net increase in net assets resulting
from operations		$5,220,489

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31
	2007	2006
Operations:
Net investment income	$1,802,655	$1,738,294
Net realized gain on investments and
currency transactions	5,106,803	5,516,589
Net unrealized appreciation (depreciation)
on investments and currency translations	(1,688,969)	5,134,920
Net increase in net assets
resulting from operations	5,220,489	12,389,803

Dividends and distributions paid to
shareholders:
Dividends from net investment income and currency gain	(1,645,396)	(1,784,654)
Distributions from net realized gain
on investments	(4,764,009)	(5,146,726)
Total dividends and distributions paid
to shareholders	(6,409,405)	(6,931,380)

Net capital share transactions	1,337,443	4,229,674

Total increase in net assets	148,527	9,688,097

Net assets:
Beginning of year	89,054,101	79,366,004
End of year (including undistributed
net investment income: $412,451 and $252,359, respectively)	$89,202,628	$89,054,101

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.  The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.  Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation– Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2.	Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended December 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2007, the fund reclassified $3,025,000 from distribution in excess of net realized gain to undistributed net investment income; and reclassified $192,000 from undistributed net investment income and $328,819,000 from distribution in excess of net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$430,435
Gross unrealized appreciation on investment securities	27,813,101
Gross unrealized depreciation on investment securities	(3,084,112)
Net unrealized appreciation on investment securities	24,728,989
Cost of investment securities	64,470,229

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2007			Year ended December 31, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$1,422,554	$3,922,272	$5,344,826	$1,549,720	$4,286,757	$5,836,477
Class B	47,870	221,887	269,757	57,806	244,915	302,721
Class C	37,353	183,234	220,587	43,246	194,579	237,825
Class F	30,879	87,716	118,595	32,890	97,019	129,909
Class 529-A	22,603	69,337	91,940	21,169	63,983	85,152
Class 529-B	2,582	13,936	16,518	2,883	13,752	16,635
Class 529-C	3,644	19,888	23,532	3,885	18,648	22,533
Class 529-E	805	2,950	3,755	786	2,753	3,539
Class 529-F	336	984	1,320	236	713	949
Class R-1	617	3,281	3,898	572	2,836	3,408
Class R-2	7,147	36,974	44,121	7,776	36,010	43,786
Class R-3	15,301	54,847	70,148	14,853	52,450	67,303
Class R-4	6,957	21,999	28,956	6,052	18,571	24,623
Class R-5	46,748	124,704	171,452	42,780	113,740	156,520
Total	$1,645,396	$4,764,009	$6,409,405	$1,784,654	$5,146,726	$6,931,380

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.219% on such assets in excess of $89 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2007, total investment advisory services fees waived by CRMC were $21,581,000. As a result, the fee shown on the accompanying financial statements of $215,810,000, which was equivalent to an annualized rate of 0.235%, was reduced to $194,229,000, or 0.212% of average month-end net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2007, the total administrative services fees paid by CRMC were $13 and $160,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$175,798	$59,848	Not applicable	Not applicable	Not applicable
Class B	43,051	3,388	Not applicable	Not applicable	Not applicable
Class C	34,873	Included in administrative services	$4,063	$444	Not applicable
Class F	4,233		1,563	197	Not applicable
Class 529-A	2,596		1,060	122	$ 1,254
Class 529-B	2,574		219	44	257
Class 529-C	3,605		305	56	361
Class 529-E	266		45	5	53
Class 529-F	-		14	2	17
Class R-1	573		64	25	Not applicable
Class R-2	5,143		1,018	1,991	Not applicable
Class R-3	5,053		1,434	500	Not applicable
Class R-4	956		557	20	Not applicable
Class R-5	Not applicable		2,217	9	Not applicable
Total	$278,721	$63,236	$12,559	$3,415	$1,942

Directors’ and advisory board deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors and advisory board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ and advisory board compensation of $1,485,000, shown on the accompanying financial statements, includes $1,066,000 in current fees (either paid in cash or deferred) and a net increase of $419,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Warrants

As of December 31, 2007, the fund had warrants outstanding which may be exercised at any time for the purchase of 819,437 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2007, the net asset value of Class A shares would have been reduced by $0.01 per share.

6.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2007
Class A	$4,871,575	139,663	$5,016,468	152,359	$(9,651,061)	(275,431)	$236,982	16,591
Class B	219,240	6,317	260,146	7,968	(511,605)	(14,672)	(32,219)	(387)
Class C	411,276	11,870	210,801	6,474	(512,774)	(14,763)	109,303	3,581
Class F	415,814	11,910	107,417	3,268	(536,777)	(15,273)	(13,546)	(95)
Class 529-A	224,065	6,441	91,930	2,799	(97,623)	(2,792)	218,372	6,448
Class 529-B	27,042	778	16,516	505	(16,070)	(461)	27,488	822
Class 529-C	70,845	2,038	23,529	720	(37,718)	(1,083)	56,656	1,675
Class 529-E	9,886	285	3,755	114	(4,771)	(137)	8,870	262
Class 529-F	7,055	203	1,320	41	(1,830)	(52)	6,545	192
Class R-1	22,228	640	3,895	120	(12,829)	(370)	13,294	390
Class R-2	214,688	6,182	44,084	1,350	(178,235)	(5,113)	80,537	2,419
Class R-3	325,007	9,352	70,083	2,138	(254,134)	(7,302)	140,956	4,188
Class R-4	184,808	5,296	28,946	882	(107,806)	(3,078)	105,948	3,100
Class R-5	544,356	15,474	170,684	5,183	(336,783)	(9,724)	378,257	10,933
Total net increase
(decrease)	$7,547,885	216,449	$6,049,574	183,921	$(12,260,016)	(350,251)	$1,337,443	50,119

Year ended December 31, 2006
Class A	$5,290,882	159,177	$5,481,530	164,293	$(8,155,422)	(245,460)	$2,616,990	78,010
Class B	271,904	8,230	291,674	8,769	(458,225)	(13,841)	105,353	3,158
Class C	455,460	13,780	227,586	6,853	(462,026)	(14,011)	221,020	6,622
Class F	424,643	12,741	118,930	3,567	(297,324)	(8,964)	246,249	7,344
Class 529-A	208,622	6,272	85,143	2,553	(68,950)	(2,072)	224,815	6,753
Class 529-B	28,898	873	16,630	499	(11,480)	(345)	34,048	1,027
Class 529-C	63,827	1,923	22,528	676	(25,566)	(770)	60,789	1,829
Class 529-E	9,172	276	3,537	106	(3,598)	(108)	9,111	274
Class 529-F	4,900	147	949	28	(1,247)	(38)	4,602	137
Class R-1	23,018	696	3,405	102	(8,091)	(243)	18,332	555
Class R-2	197,672	5,975	43,770	1,314	(130,069)	(3,904)	111,373	3,385
Class R-3	292,010	8,809	67,296	2,019	(163,408)	(4,926)	195,898	5,902
Class R-4	128,640	3,882	24,601	738	(82,853)	(2,513)	70,388	2,107
Class R-5	310,130	9,266	155,841	4,671	(155,265)	(4,677)	310,706	9,260
Total net increase
(decrease)	$7,709,778	232,047	$6,543,420	196,188	$(10,023,524)	(301,872)	$4,229,674	126,363

* Includes exchanges between share classes of the fund.

7.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $16,941,263,000 and $17,523,778,000, respectively, during the year ended December 31, 2007.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (3)	Ratio of net income to average net assets (3)
Class A:
Year ended 12/31/2007	$33.51	$.72	$1.24	$1.96	$(.66)	$(1.86)	$(2.52)	$32.95	5.94%	$73,480	.56%	.54%	2.05%
Year ended 12/31/2006	31.36	.72	4.23	4.95	(.74)	(2.06)	(2.80)	33.51	15.94	74,181	.57	.54	2.16
Year ended 12/31/2005	30.75	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.36	6.87	66,959	.57	.55	2.06
Year ended 12/31/2004	28.84	.60	2.19	2.79	(.52)	(.36)	(.88)	30.75	9.78	64,880	.57	.57	2.06
Year ended 12/31/2003	23.48	.54	5.55	6.09	(.52)	(.21)	(.73)	28.84	26.30	58,353	.59	.59	2.14
Class B:
Year ended 12/31/2007	33.37	.45	1.24	1.69	(.39)	(1.86)	(2.25)	32.81	5.15	4,138	1.33	1.31	1.28
Year ended 12/31/2006	31.24	.46	4.21	4.67	(.48)	(2.06)	(2.54)	33.37	15.04	4,222	1.34	1.32	1.38
Year ended 12/31/2005	30.64	.39	1.46	1.85	(.44)	(.81)	(1.25)	31.24	6.04	3,853	1.35	1.33	1.28
Year ended 12/31/2004	28.74	.38	2.17	2.55	(.29)	(.36)	(.65)	30.64	8.94	3,683	1.36	1.35	1.29
Year ended 12/31/2003	23.41	.34	5.53	5.87	(.33)	(.21)	(.54)	28.74	25.30	3,011	1.38	1.38	1.33
Class C:
Year ended 12/31/2007	33.31	.43	1.23	1.66	(.37)	(1.86)	(2.23)	32.74	5.08	3,409	1.38	1.36	1.23
Year ended 12/31/2006	31.18	.44	4.21	4.65	(.46)	(2.06)	(2.52)	33.31	15.00	3,350	1.41	1.38	1.32
Year ended 12/31/2005	30.59	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.18	5.96	2,929	1.42	1.40	1.21
Year ended 12/31/2004	28.70	.36	2.16	2.52	(.27)	(.36)	(.63)	30.59	8.85	2,691	1.43	1.43	1.22
Year ended 12/31/2003	23.38	.31	5.53	5.84	(.31)	(.21)	(.52)	28.70	25.22	1,985	1.45	1.45	1.25
Class F:
Year ended 12/31/2007	33.48	.70	1.24	1.94	(.65)	(1.86)	(2.51)	32.91	5.87	1,642	.60	.58	2.01
Year ended 12/31/2006	31.32	.71	4.24	4.95	(.73)	(2.06)	(2.79)	33.48	15.95	1,673	.60	.58	2.12
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	1,336	.64	.62	1.99
Year ended 12/31/2004	28.81	.58	2.18	2.76	(.49)	(.36)	(.85)	30.72	9.69	1,209	.67	.67	1.99
Year ended 12/31/2003	23.46	.51	5.55	6.06	(.50)	(.21)	(.71)	28.81	26.18	897	.69	.69	2.01
Class 529-A:
Year ended 12/31/2007	33.48	.68	1.24	1.92	(.63)	(1.86)	(2.49)	32.91	5.83	1,311	.65	.63	1.95
Year ended 12/31/2006	31.33	.69	4.24	4.93	(.72)	(2.06)	(2.78)	33.48	15.87	1,118	.64	.62	2.08
Year ended 12/31/2005	30.73	.61	1.45	2.06	(.65)	(.81)	(1.46)	31.33	6.74	835	.67	.65	1.96
Year ended 12/31/2004	28.82	.59	2.17	2.76	(.49)	(.36)	(.85)	30.73	9.68	625	.68	.68	2.00
Year ended 12/31/2003	23.48	.52	5.55	6.07	(.52)	(.21)	(.73)	28.82	26.19	380	.64	.64	2.06
Class 529-B:
Year ended 12/31/2007	33.40	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.83	4.99	261	1.46	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.21	4.63	(.44)	(2.06)	(2.50)	33.40	14.90	238	1.47	1.45	1.25
Year ended 12/31/2005	30.67	.35	1.45	1.80	(.39)	(.81)	(1.20)	31.27	5.87	191	1.51	1.49	1.12
Year ended 12/31/2004	28.78	.33	2.16	2.49	(.24)	(.36)	(.60)	30.67	8.69	155	1.56	1.55	1.12
Year ended 12/31/2003	23.45	.28	5.54	5.82	(.28)	(.21)	(.49)	28.78	25.05	100	1.58	1.58	1.12
Class 529-C:
Year ended 12/31/2007	33.41	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.84	4.99	374	1.45	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.23	4.65	(.45)	(2.06)	(2.51)	33.41	14.94	325	1.46	1.44	1.26
Year ended 12/31/2005	30.68	.35	1.45	1.80	(.40)	(.81)	(1.21)	31.27	5.85	247	1.50	1.48	1.13
Year ended 12/31/2004	28.78	.33	2.17	2.50	(.24)	(.36)	(.60)	30.68	8.74	188	1.55	1.54	1.13
Year ended 12/31/2003	23.45	.29	5.54	5.83	(.29)	(.21)	(.50)	28.78	25.07	115	1.57	1.57	1.13
Class 529-E:
Year ended 12/31/2007	33.42	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.85	5.52	56	.95	.92	1.66
Year ended 12/31/2006	31.28	.59	4.23	4.82	(.62)	(2.06)	(2.68)	33.42	15.52	48	.95	.92	1.78
Year ended 12/31/2005	30.68	.51	1.45	1.96	(.55)	(.81)	(1.36)	31.28	6.42	36	.99	.96	1.65
Year ended 12/31/2004	28.78	.48	2.17	2.65	(.39)	(.36)	(.75)	30.68	9.29	27	1.03	1.02	1.65
Year ended 12/31/2003	23.45	.42	5.54	5.96	(.42)	(.21)	(.63)	28.78	25.70	16	1.04	1.04	1.65

Class 529-F:
Year ended 12/31/2007	$33.47	$.75	$1.24	$1.99	$(.70)	$(1.86)	$(2.56)	$32.90	6.05%	$19	.45%	.42%	2.15%
Year ended 12/31/2006	31.32	.76	4.23	4.99	(.78)	(2.06)	(2.84)	33.47	16.10	13	.45	.42	2.27
Year ended 12/31/2005	30.71	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.32	6.87	8	.56	.54	2.07
Year ended 12/31/2004	28.81	.56	2.16	2.72	(.46)	(.36)	(.82)	30.71	9.55	5	.78	.77	1.91
Year ended 12/31/2003	23.47	.48	5.55	6.03	(.48)	(.21)	(.69)	28.81	26.05	3	.79	.79	1.88
Class R-1:
Year ended 12/31/2007	33.39	.42	1.23	1.65	(.37)	(1.86)	(2.23)	32.81	5.06	61	1.40	1.38	1.20
Year ended 12/31/2006	31.25	.44	4.22	4.66	(.46)	(2.06)	(2.52)	33.39	14.96	49	1.42	1.39	1.31
Year ended 12/31/2005	30.67	.38	1.44	1.82	(.43)	(.81)	(1.24)	31.25	5.93	29	1.42	1.40	1.22
Year ended 12/31/2004	28.77	.36	2.17	2.53	(.27)	(.36)	(.63)	30.67	8.84	23	1.47	1.46	1.21
Year ended 12/31/2003	23.46	.31	5.54	5.85	(.33)	(.21)	(.54)	28.77	25.18	14	1.51	1.47	1.18
Class R-2:
Year ended 12/31/2007	33.40	.42	1.23	1.65	(.36)	(1.86)	(2.22)	32.83	5.04	694	1.44	1.39	1.19
Year ended 12/31/2006	31.26	.43	4.23	4.66	(.46)	(2.06)	(2.52)	33.40	14.99	625	1.50	1.39	1.31
Year ended 12/31/2005	30.67	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.26	5.95	479	1.57	1.40	1.21
Year ended 12/31/2004	28.77	.37	2.17	2.54	(.28)	(.36)	(.64)	30.67	8.88	361	1.63	1.42	1.27
Year ended 12/31/2003	23.46	.31	5.54	5.85	(.33)	(.21)	(.54)	28.77	25.18	188	1.76	1.43	1.21
Class R-3:
Year ended 12/31/2007	33.45	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.88	5.52	1,032	.94	.92	1.66
Year ended 12/31/2006	31.30	.59	4.24	4.83	(.62)	(2.06)	(2.68)	33.45	15.54	909	.94	.92	1.78
Year ended 12/31/2005	30.71	.52	1.45	1.97	(.57)	(.81)	(1.38)	31.30	6.43	666	.95	.93	1.68
Year ended 12/31/2004	28.80	.50	2.17	2.67	(.40)	(.36)	(.76)	30.71	9.34	493	.99	.98	1.72
Year ended 12/31/2003	23.47	.41	5.55	5.96	(.42)	(.21)	(.63)	28.80	25.70	231	1.06	1.05	1.60
Class R-4:
Year ended 12/31/2007	33.48	.68	1.23	1.91	(.63)	(1.86)	(2.49)	32.90	5.85	419	.65	.63	1.95
Year ended 12/31/2006	31.32	.69	4.24	4.93	(.71)	(2.06)	(2.77)	33.48	15.90	323	.65	.62	2.07
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	236	.65	.63	1.99
Year ended 12/31/2004	28.82	.60	2.16	2.76	(.50)	(.36)	(.86)	30.72	9.67	119	.67	.66	2.05
Year ended 12/31/2003	23.47	.51	5.55	6.06	(.50)	(.21)	(.71)	28.82	26.19	40	.68	.68	2.00
Class R-5:
Year ended 12/31/2007	33.51	.79	1.25	2.04	(.74)	(1.86)	(2.60)	32.95	6.18	2,307	.35	.33	2.25
Year ended 12/31/2006	31.35	.79	4.24	5.03	(.81)	(2.06)	(2.87)	33.51	16.22	1,980	.35	.33	2.37
Year ended 12/31/2005	30.75	.70	1.46	2.16	(.75)	(.81)	(1.56)	31.35	7.06	1,562	.36	.34	2.28
Year ended 12/31/2004	28.84	.67	2.18	2.85	(.58)	(.36)	(.94)	30.75	10.02	1,408	.36	.35	2.28
Year ended 12/31/2003	23.48	.56	5.59	6.15	(.58)	(.21)	(.79)	28.84	26.58	1,201	.36	.36	2.11

	Year ended December 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	22%	20%	19%	19%	24%

(1) Based on average shares outstanding.
(2) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the years shown, CRMC reduced fees for investment advisory services.
In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Investment Company of America:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2008

Expense example
                                                                                                                                                    unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007, through December 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2007	Ending account value 12/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$980.56	$2.70	.54%
Class A -- assumed 5% return	1,000.00	1,022.48	2.75	.54
Class B -- actual return	1,000.00	976.95	6.48	1.30
Class B -- assumed 5% return	1,000.00	1,018.65	6.61	1.30
Class C -- actual return	1,000.00	976.63	6.73	1.35
Class C -- assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class F -- actual return	1,000.00	980.39	2.90	.58
Class F -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 529-A -- actual return	1,000.00	980.13	3.09	.62
Class 529-A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-B -- actual return	1,000.00	976.04	7.12	1.43
Class 529-B -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-C -- actual return	1,000.00	976.07	7.12	1.43
Class 529-C -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E -- actual return	1,000.00	978.57	4.59	.92
Class 529-E -- assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-F -- actual return	1,000.00	981.18	2.05	.41
Class 529-F -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-1 -- actual return	1,000.00	976.43	6.82	1.37
Class R-1 -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2 -- actual return	1,000.00	976.23	6.92	1.39
Class R-2 -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-3 -- actual return	1,000.00	978.67	4.54	.91
Class R-3 -- assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 -- actual return	1,000.00	980.16	3.14	.63
Class R-4 -- assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5 -- actual return	1,000.00	981.68	1.60	.32
Class R-5 -- assumed 5% return	1,000.00	1,023.59	1.63	.32

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information
                                            unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2007:

Long-term capital gains	$5,040,185,000
Qualified dividend income	1,715,206,000
Corporate dividends received deduction	1,398,356,000
U.S. government income that may be exempt from state taxation	123,773,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Board of directors, advisory board and other officers
“Independent” directors
	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Louise H. Bryson, 63	1999	President, Distribution, Lifetime Entertainment Network; General Manager, Lifetime Movie Network; former Chairman of the Board and Director, KCET – Los Angeles (public television station)

Mary Anne Dolan, 60	2000	Founder and President, M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 72	2000	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 61	2002	President and CEO, Fuller Consulting (financial management consulting firm)

Claudio X. Gonzalez Laporte, 73	2001	Chairman of the Board, Kimberly-Clark de México,
		S.A. (household products)

L. Daniel Jorndt, 66	2006	Retired; former Chairman of the Board and CEO, Walgreen Company (drug store chain)

John G. McDonald, 70	1976	Stanford Investors Professor, Graduate School of Business, Stanford University

Bailey Morris-Eck, 63	1993
Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics; former Senior Associate and head of the Global Policy Initiative, Reuters Foundation

Richard G. Newman, 73	1996	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Olin C. Robison, Ph.D., 71	1987
Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Louise H. Bryson, 63	1	None

Mary Anne Dolan, 60	3	None

Martin Fenton, 72	18	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 61	16	None

Claudio X. Gonzalez Laporte, 73	1	General Electric Company; Grupo Alfa, S.A. de C.V.;
		Grupo Carso, S.A. de C.V.; Grupo Financiero Inbursa; Grupo Industrial Saltillo, S.A. de C.V.; Grupo México, S.A. de C.V.; The Home Depot, Inc.; Kellogg Company; The Mexico Fund

L. Daniel Jorndt, 66	1	None

John G. McDonald, 70	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Bailey Morris-Eck, 63	3	None

Richard G. Newman, 73	14	Sempra Energy; Southwest Water Company

Olin C. Robison, Ph.D., 71	3	American Shared Hospital Services

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]Directors and officers of the fund are elected on an annual basis.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.
[6]James B. Lovelace is the son of Jon B. Lovelace, Jr.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

R. Michael Shanahan, 69	1994	Director and Chairman Emeritus, Capital Research
Vice Chairman of the Board
and Management Company; Director, American Funds Distributors, Inc.;[5] Chairman of the Executive Committee, The Capital Group Companies, Inc.;[5] Chairman of the Board, Capital Management Services, Inc.;[5] Director, Capital Strategy Research, Inc.[5]

James B. Lovelace,[6] 51	1994	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Donald D. O’Neal, 47	1994	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

R. Michael Shanahan, 69	2	None
Vice Chairman of the Board

James B. Lovelace[6], 51	3	None
President

Donald D. O’Neal, 47	3	None
Senior Vice President

Chairman Emeritus

Jon B. Lovelace, Jr., 81	Chairman Emeritus, Capital Research and Management Company

Advisory board members

	Year first
	elected
	to advisory
Name and age	board	Principal occupation(s) during past five years

Thomas M. Crosby, Jr., 69	1995	Partner, Faegre & Benson (law firm)

Ellen H. Goldberg, Ph.D., 62	1998	Consultant; Interim President, Santa Fe Institute (former President); Professor Emeritus, University of New Mexico

William H. Kling, 65	1985	President and CEO, American Public Media Group

John C. Mazziotta, M.D.,	2007	Chair, Department of Neurology, University of
Ph.D., 58		California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA

Robert J. O’Neill, Ph.D., 71	1988
Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; former Planning Director and acting CEO, United States Studies Centre, University of Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

William J. Spencer, Ph.D., 77	2006	Chairman Emeritus and former Chairman of the Board and CEO, SEMATECH (research and development consortium)

Norman R. Weldon, Ph.D., 73	1977
Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board, AtriCure, Inc.; former Chairman of the Board, Novoste Corporation

Advisory board members

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
	advisory board
Name and age	member	Other directorships held[3]

Thomas M. Crosby, Jr., 69	0	None

Ellen H. Goldberg, Ph.D., 62	0	None

William H. Kling, 65	7	Irwin Financial Corporation

John C. Mazziotta, M.D., Ph.D., 58	0	None

Robert J. O’Neill, Ph.D., 71	2	None

William J. Spencer, Ph.D., 77	0	LECG Corporation

Norman R. Weldon, Ph.D., 73	0	None

Other officers

	Year first
	elected	Principal occupation(s) during past five years and
Name, age and	an officer	positions held with affiliated entities
position with fund	of the fund[1]	or the principal underwriter of the fund

Paul G. Haaga, Jr., 59	2007	Vice Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Joyce E. Gordon, 51	1998	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Anne M. Llewellyn, 60	1984	Senior Vice President — Fund Business
Vice President		Management Group, Capital Research and Management Company

Vincent P. Corti, 51	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Carmelo Spinella, 44	2006	Senior Vice President — Fund Business
Treasurer		Management Group, Capital Research and Management Company; Director, American Funds Service Company[5]

R. Marcia Gould, 53	1993	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Please see page 30 for footnotes.

Result of meeting of shareholders held August 9, 2007

Shares outstanding (all classes) on record date (June 11, 2007)	2,632,482,759
Total shares voting on August 9, 2007	1,754,769,892	(67%)

Election of directors:
		Percent		Percent
		of shares		of shares
Director	Votes for	voting for	Votes withheld	withheld

Louise H. Bryson	1,731,775,687	99	22,994,205	1
Mary Anne Dolan	1,732,069,034	99	22,700,858	1
Martin Fenton	1,731,183,707	99	23,586,185	1
Leonard R. Fuller	1,732,382,937	99	22,386,955	1
L. Daniel Jorndt	1,732,481,374	99	22,288,518	1
Claudio X. Gonzalez Laporte	1,713,057,983	98	41,711,909	2
James B. Lovelace	1,732,811,943	99	21,957,949	1
John G. McDonald	1,730,509,798	99	24,260,094	1
Bailey Morris-Eck	1,732,118,003	99	22,651,889	1
Richard G. Newman	1,731,139,591	99	23,630,301	1
Donald D. O’Neal	1,732,984,791	99	21,785,101	1
Olin C. Robison	1,730,838,947	99	23,930,945	1
R. Michael Shanahan	1,732,098,669	99	22,671,223	1

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2007, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
>	The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-904-0208P

Litho in USA BBC/Q/8060-S10038

Printed on recycled paper

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. McDonald, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$99,000
2007	$102,000

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$7,000
2007	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$4,000
2007	$4,000
The tax fees consist of consulting services relating to the registrant’s investments.

d) All Other Fees:
2006	None
2007	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $21,000 for fiscal year 2006 and $11,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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The Investment Company of America®
Investment portfolio

December 31, 2007

Common stocks — 87.00%	Shares	Market value (000)

ENERGY — 10.06%
Baker Hughes Inc.	7,675,000	$622,443
Chevron Corp.	18,352,278	1,712,818
ConocoPhillips	8,093,340	714,642
Exxon Mobil Corp.	5,621,500	526,678
Halliburton Co.	9,900,000	375,309
Hess Corp.	3,546,300	357,680
Marathon Oil Corp.	4,600,000	279,956
Murphy Oil Corp.	4,100,000	347,844
Occidental Petroleum Corp.	2,000,000	153,980
Royal Dutch Shell PLC, Class A (ADR)	17,470,000	1,470,974
Royal Dutch Shell PLC, Class B1	833,265	34,733
Royal Dutch Shell PLC, Class B (ADR)	2,370,498	196,751
Schlumberger Ltd.	18,750,000	1,844,437
TOTAL SA1	4,040,000	334,785
		8,973,030

MATERIALS — 3.54%
Air Products and Chemicals, Inc.	2,550,000	251,507
Alcoa Inc.	1,676,400	61,272
Barrick Gold Corp.	18,156,250	763,470
Dow Chemical Co.	9,700,000	382,374
International Paper Co.	6,997,235	226,570
MeadWestvaco Corp.	4,085,000	127,860
Newmont Mining Corp.	10,050,000	490,742
PPG Industries, Inc.	2,000,000	140,460
Rio Tinto PLC[1]	4,044,473	422,304
Rohm and Haas Co.	2,987,300	158,536
Weyerhaeuser Co.	1,800,000	132,732
		3,157,827

INDUSTRIALS — 8.52%
3M Co.	1,511,500	127,450
Boeing Co.	3,521,960	308,031
Burlington Northern Santa Fe Corp.	2,500,000	208,075
Caterpillar Inc.	6,500,000	471,640
Cummins Inc.	1,500,000	191,055
Deere & Co.	8,800,000	819,456
FedEx Corp.	2,925,000	260,822
General Dynamics Corp.	6,745,800	600,309
General Electric Co.	51,150,000	1,896,130
Illinois Tool Works Inc.	7,400,000	396,196
Mitsubishi Corp.[1]	4,035,000	109,924
Raytheon Co.	3,399,800	206,368
Siemens AG1	1,365,000	213,975
Southwest Airlines Co.	13,000,000	158,600
Tyco International Ltd.	6,082,225	241,160
Union Pacific Corp.	1,500,000	188,430
United Parcel Service, Inc., Class B	5,800,000	410,176
United Technologies Corp.	10,340,000	791,424
		7,599,221

CONSUMER DISCRETIONARY — 7.25%
Best Buy Co., Inc.	12,534,300	659,931
Carnival Corp., units	12,450,000	553,901
Comcast Corp., Class A2	13,675,000	249,705
Ford Motor Co.[2]	6,500,000	43,745
General Motors Corp.	7,750,000	192,897
Harley-Davidson, Inc.	4,575,000	213,698
Honda Motor Co., Ltd.[1]	4,772,000	157,790
Liberty Media Holding Corp., Liberty Interactive, Series A2	7,352,000	140,276
Limited Brands, Inc.[3]	18,289,943	346,229
Lowe’s Companies, Inc.	60,936,600	1,378,386
McDonald’s Corp.	4,250,000	250,368
Target Corp.	18,334,200	916,710
Time Warner Inc.	45,457,000	750,495
TJX Companies, Inc.	3,000,000	86,190
Toyota Motor Corp.[1]	8,230,000	443,040
Viacom Inc., Class B2	2,000,000	87,840
		6,471,201

CONSUMER STAPLES — 9.07%
Altria Group, Inc.	38,550,000	2,913,609
Anheuser-Busch Companies, Inc.	1,500,000	78,510
Avon Products, Inc.	6,605,000	261,096
ConAgra Foods, Inc.	13,000,000	309,270
General Mills, Inc.	1,960,000	111,720
H.J. Heinz Co.	4,406,200	205,681
Kraft Foods Inc., Class A	10,844,168	353,845
PepsiCo, Inc.	18,820,000	1,428,438
Procter & Gamble Co.	3,518,000	258,292
Reynolds American Inc.	6,966,666	459,521
Sara Lee Corp.	5,000,000	80,300
SYSCO Corp.	2,300,000	71,783
Unilever NV (New York registered)	6,450,000	235,167
UST Inc.	2,000,000	109,600
Walgreen Co.	18,144,500	690,943
Wal-Mart Stores, Inc.	11,000,000	522,830
		8,090,605

HEALTH CARE — 10.38%
Abbott Laboratories	19,511,900	1,095,593
Aetna Inc.	11,546,565	666,583
Amgen Inc.[2]	10,015,000	465,097
AstraZeneca PLC (ADR)	2,534,500	108,527
AstraZeneca PLC (Sweden)[1]	3,709,500	158,311
AstraZeneca PLC (United Kingdom)[1]	1,435,000	61,452
Becton, Dickinson and Co.	1,500,000	125,370
Boston Scientific Corp.[2]	9,394,850	109,262
Bristol-Myers Squibb Co.	25,050,000	664,326
Cardinal Health, Inc.	2,650,000	153,038
Eli Lilly and Co.	11,985,000	639,879
Johnson & Johnson	600,000	40,020
McKesson Corp.	2,950,000	193,255
Medco Health Solutions, Inc.[2]	971,000	98,459
Medtronic, Inc.	12,900,000	648,483
Merck & Co., Inc.	15,150,000	880,366
Novartis AG (ADR)	256,556	13,934
Pfizer Inc	19,100,000	434,143
Roche Holding AG1	6,145,000	1,057,131
Schering-Plough Corp.	8,486,300	226,075
UnitedHealth Group Inc.	14,205,000	826,731
WellPoint, Inc.[2]	5,750,000	504,448
Wyeth	2,110,000	93,241
		9,263,724

FINANCIALS — 10.11%
American International Group, Inc.	12,923,900	753,463
Aon Corp.	1,000,000	47,690
Banco Santander, SA1	29,900,000	645,016
Bank of America Corp.	33,326,800	1,375,064
Berkshire Hathaway Inc., Class A2	3,050	431,880
Capital One Financial Corp.	6,937,000	327,843
Citigroup Inc.	46,511,297	1,369,292
Fannie Mae	28,796,100	1,151,268
Freddie Mac	15,413,700	525,145
Hartford Financial Services Group, Inc.	1,625,000	141,684
HSBC Holdings PLC (ADR)	1,079,588	90,372
HSBC Holdings PLC (United Kingdom)[1]	14,037,111	234,674
JPMorgan Chase & Co.	16,000,001	698,400
Lloyds TSB Group PLC[1]	15,000,000	139,395
Marsh & McLennan Companies, Inc.	1,125,000	29,779
Mizuho Financial Group, Inc.[1]	5,500	26,096
Wachovia Corp.	11,250,000	427,837
Washington Mutual, Inc.	25,400,000	345,694
Wells Fargo & Co.	5,660,000	170,875
XL Capital Ltd., Class A	1,775,000	89,300
		9,020,767

INFORMATION TECHNOLOGY — 16.75%
Altera Corp.	6,000,000	115,920
Analog Devices, Inc.	8,050,000	255,185
Applied Materials, Inc.	17,650,000	313,464
Automatic Data Processing, Inc.	6,798,043	302,717
Canon, Inc.[1]	2,250,000	102,817
Cisco Systems, Inc.[2]	32,370,400	876,267
Google Inc., Class A2	882,000	609,885
Hewlett-Packard Co.	20,325,000	1,026,006
Intel Corp.	39,890,000	1,063,467
International Business Machines Corp.	11,775,000	1,272,878
KLA-Tencor Corp.	4,525,000	217,924
Linear Technology Corp.	7,600,000	241,908
Maxim Integrated Products, Inc.	14,206,000	376,175
Micron Technology, Inc.[2]	10,965,000	79,496
Microsoft Corp.	64,847,100	2,308,557
Motorola, Inc.	14,920,800	239,330
Nokia Corp.[1]	29,512,550	1,134,693
Nokia Corp. (ADR)	10,289,750	395,024
Oracle Corp.[2]	90,295,100	2,038,863
Samsung Electronics Co., Ltd.[1]	854,000	502,082
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	240,542,065	457,685
Texas Instruments Inc.	25,350,000	846,690
Xilinx, Inc.	7,650,000	167,305
		14,944,338

TELECOMMUNICATION SERVICES — 4.07%
AT&T Inc.	54,948,414	2,283,656
Qwest Communications International Inc.[2]	65,893,200	461,911
Sprint Nextel Corp., Series 1	67,335,000	884,109
		3,629,676

UTILITIES — 2.97%
Dominion Resources, Inc.	14,263,824	676,819
E.ON AG1	1,150,000	243,816
Exelon Corp.	9,410,600	768,281
FirstEnergy Corp.	1,138,500	82,359
FPL Group, Inc.	3,550,000	240,619
PPL Corp.	2,900,000	151,061
Public Service Enterprise Group Inc.	5,000,000	491,200
		2,654,155

MISCELLANEOUS — 4.28%
Other common stocks in initial period of acquisition		3,803,756

Total common stocks (cost: $52,854,570,000)		77,608,300

	Shares or
Convertible securities — 0.61%	principal amount

CONSUMER DISCRETIONARY — 0.30%
Ford Motor Co. 4.25% convertible notes 2036	$145,000,000	144,819
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	3,890,000	126,425
		271,244

FINANCIALS — 0.07%
Fannie Mae, Series 2004-1, 5.375% convertible preferred	820	67,650

INFORMATION TECHNOLOGY — 0.02%
Advanced Micro Devices, Inc. 5.75% convertible notes 2012[4]	$20,000,000	16,000

TELECOMMUNICATION SERVICES — 0.15%
Qwest Communications International Inc. 3.50% convertible debenture 2025	$100,000,000	133,875

MISCELLANEOUS — 0.07%
Other convertible securities in initial period of acquisition		58,023

Total convertible securities (cost: $553,647,000)		546,792

	Principal amount
Bonds & notes — 0.04%	(000)

FINANCIALS — 0.02%
Countrywide Financial Corp., Series A, 4.50% 2010	$910	662
Countrywide Financial Corp., Series B, 5.80% 2012	23,680	17,314
		17,976

TELECOMMUNICATION SERVICES — 0.02%
Sprint Capital Corp. 8.75% 2032	13,500	15,258

Total bonds & notes (cost: $36,541,000)		33,234

Short-term securities — 12.35%

American Express Credit Corp. 4.55%–4.57% due 1/22–1/30/2008	80,000	79,719
Anheuser-Busch Cos. Inc. 4.19% due 2/8/2008[4]	50,000	49,773
AT&T Inc. 4.24% due 1/30/2008[4]	35,000	34,876
Bank of America Corp. 4.595%–5.035% due 1/10–4/2/2008	374,450	372,133
Ranger Funding Co. LLC 5.02% due 2/27/2008[4]	50,000	49,542
CAFCO, LLC 4.68%–5.11% due 1/15–2/5/2008[4]	130,000	129,427
Ciesco LLC 4.90%–5.00% due 1/17–1/18/2008[4]	99,000	98,752
Citigroup Funding Inc. 4.95% due 2/11/2008	50,000	49,711
Caterpillar Financial Services Corp. 4.22%–4.47% due 1/14–1/24/2008	70,300	70,088
Chevron Funding Corp. 4.41% due 1/3/2008	25,000	24,991
Coca-Cola Co. 4.18%–4.69% due 1/10–3/5/2008[4]	331,600	329,930
Eaton Corp. 4.75% due 1/23/2008[4]	50,000	49,842
Edison Asset Securitization LLC 4.56%–4.91% due 1/2–2/26/2008[4]	286,500	285,098
Estée Lauder Companies Inc. 4.35% due 1/15/2008[4]	20,000	19,964
Fannie Mae 4.13%–4.65% due 1/4–4/1/2008	598,544	595,696
FCAR Owner Trust I 5.90% due 2/1/2008	50,000	49,737
Federal Farm Credit Banks 4.25%–4.42% due 2/14–5/2/2008	184,700	183,176
Federal Home Loan Bank 4.14%–4.95% due 1/2–5/28/2008	2,861,830	2,844,635
Freddie Mac 4.15%–4.638% due 1/22–5/5/2008	1,495,162	1,482,395
General Electric Capital Corp. 4.78%–4.85% due 1/23–1/30/2008	134,100	133,641
General Electric Co. 4.51% due 3/31/2008	75,000	74,101
Harley-Davidson Funding Corp. 4.25%–4.75% due 1/15–3/12/2008[4]	67,825	67,517
Harvard University 4.40%–4.47% due 1/7–2/13/2008	50,000	49,817
Hewlett-Packard Co. 4.25%–4.55% due 1/7–1/17/2008[4]	213,600	213,346
Honeywell International Inc. 4.16%–4.45% due 1/16–2/27/2008[4]	65,316	65,097
IBM Corp. 4.21% due 1/15/2008[4]	25,000	24,956
IBM International Group Capital LLC 4.23%–4.52% due 1/14–2/26/2008[4]	167,800	167,010
International Bank for Reconstruction and Development 4.33% due 1/22/2008	74,000	73,830
International Lease Finance Corp. 4.23%–4.87% due 1/4–4/8/2008	265,900	264,326
John Deere Capital Corp. 4.50% due 1/4–1/8/2008[4]	38,600	38,564
Johnson & Johnson 4.20% due 1/9/2008[4]	50,000	49,947
JPMorgan Chase & Co. 4.85%–5.06% due 1/15–2/15/2008	315,000	313,629
Jupiter Securitization Co., LLC 4.65% due 3/20/2008[4]	44,673	44,144
Park Avenue Receivables Co., LLC 4.73% due 1/10/2008[4]	36,500	36,448
Medtronic Inc. 4.58% due 1/22–1/23/2008[4]	85,000	84,737
NetJets Inc. 4.19%–4.23% due 2/25/2008[4]	60,000	59,557
Paccar Financial Corp. 4.10%–4.49% due 2/7–4/1/2008	77,100	76,603
Pfizer Inc 4.33% due 5/5/2008[4]	24,200	23,791
Private Export Funding Corp. 4.20%–4.72% due 2/6–3/26/2008[4]	112,000	111,100
Procter & Gamble International Funding S.C.A. 4.20%–4.78% due 1/4–3/18/2008[4]	207,645	206,234
Prudential Funding, LLC 4.30% due 2/5/2008	25,000	24,892
U.S. Treasury Bills 3.245%–4.1425% due 2/14–6/19/2008	1,106,200	1,096,775
Union Bank of California, N.A. 5.00% due 1/23/2008	50,000	50,000
United Parcel Service Inc. 4.17%–4.53% due 1/3–3/31/2008[4]	351,500	348,873
Variable Funding Capital Corp. 4.65%–5.42% due 1/4–2/20/2008[4]	244,559	244,044
Wal-Mart Stores Inc. 4.46%–4.72% due 1/8–2/11/2008[4]	247,650	246,575
Wells Fargo & Co. 4.30% due 1/18/2008	21,900	21,853

Total short-term securities (cost: $11,006,472,000)		11,010,892

Total investment securities (cost: $64,451,230,000)		89,199,218
Other assets less liabilities		3,410

Net assets		$89,202,628

 “Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous,"
 was $7,558,926,000.
2Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,095,144,000, which represented 3.47% of the net assets of the fund.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-904-0208O-S10888

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Investment Company of America, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America, Inc. as of December 31, 2007, and for the year then ended and have issued our unqualified report thereon dated February 8, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of December 31, 2007 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, President and Chief Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, President and Chief Executive Officer

Date: March 7, 2008

By /s/ Carmelo Spinella
Carmelo Spinella, Treasurer and Principal Financial Officer

Date: March 7, 2008